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Exhibit 23

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-98041 and 333-63890) and Form S-8 (File Nos. 333-64256, 333-41247, 33-90972 and 33-43174) of WD-40 Company of our report dated October 31, 2002, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

San Diego, California
November 6, 2002

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  Exhibit 23
Consent of Independent Accountants